TRADEMARK ASSIGNMENT

WHEREAS, CLEAR SKIES GROUP, INC., a New York corporation, is the owner of the following trademark that is registered in the United States Patent and Trademark Office:

Trademark	Registration No.	Registration Date
XTRAX	3246712	May 29,2007

WHEREAS, SOLID SOLAR ENERGY, INC., a Nevada corporation, (hereinafter referred to as "Assignee"), desires to acquire said registration;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby assigns to Assignee all right, title and interest in the United States in and to said trademark together with the goodwill of the business symbolized by said trademark. This Assignment includes rights of protection and enforcement to the same throughout the world, including any trademark rights that may result therefrom; said marks and applications and Registrations to be held and enjoyed by said Assignee for its own use and behalf and for the use and behalf of its successors and assigns, to the full end of the term of the registrations or other rights of protection may be granted as fully and as entirely as the same would have been held and enjoyed by me had the assignment not been made.

ASSIGNOR COVENANTS that it has a full and unencumbered title to the mark hereby assigned, and that it has the right to grant such rights to said marks and that it will, at any time upon request without further compensation, execute and deliver any and all papers or instruments that, in the opinion of the Assignee, may be necessary or desirable to secure said Assignee the full enjoyment of the rights and properties herein conveyed or intended to be conveyed by this instrument.

CLEAR SKIES SOLAR, INC.

BY	/s/ Ezra Green
Name:	Ezra Green
Title:	Chief Executive Officer

Dated effective as of: April 25, 2013

IN THE UNITED STATES PATENT AND TRADEMARK OFFICE

Registrant:
CARBON 612 CORPORATION

Registration No.:
3246712

Mark:
XTRAX

Registration Date:
May 29, 2007

Law Office:
103

Customer No.
26,623

Attorney Docket No.:
0006380UST1